Exhibit 10.1 AMENDED AND RESTATED GREEN BRICK PARTNERS, INC. 2014 OMNIBUS EQUITY INCENTIVE PLAN STOCK BONUS AWARD AGREEMENT This Amended and Restated Stock Bonus Award Agreement (this “Agreement”), effective as of the 12th day of March, 2019 by and between Green Brick Partners, Inc., a Delaware corporation (the “Company”), and Summer Loveland (the “Participant”), evidences the grant by the Company of an Award of Common Stock to the Participant and the Participant’s acceptance of the Award in accordance with the provisions of the Company’s 2014 Omnibus Equity Incentive Plan (the “Plan”). Unless otherwise provided herein, all capitalized terms shall have the same meaning as set forth in the Plan. The Company and the Participant agree as follows: WHEREAS, the Committee has determined that it is in the best interests of the Company to pay the Participant a discretionary bonus in the amount of $100,000, 40% of such amount payable in cash on or before March 15, 2019 and the remaining 60% of such amount payable in the form of a Stock Bonus Award of fully vested shares of Common Stock (the “Additional 2018 Bonus”) granted under the Plan on March 12, 2019. 1. Basis for Award. This Stock Bonus Award (as defined below) is made under Section 10 of the Plan for services rendered to the Company by the Participant. 2. Stock Awarded. The Company hereby awards to the Participant 6,5211 shares of Common Stock subject to the terms and conditions set forth in the Plan and this Agreement (the “Stock Bonus Award”). 3. Vesting. The Stock Bonus Award is 100% vested and non-forfeitable. 4. Compliance with Laws and Regulations. The transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such transfer. 5. Tax Withholding. The Company shall have the right, and is hereby authorized, to withhold the amount of any applicable withholding taxes in respect of the Annual Bonus, including in respect of the Stock Bonus Award granted hereunder. The Participant may satisfy such withholding (i) in cash or by check, (ii) by having the Company withhold from the number of shares of Common Stock otherwise issuable pursuant to the Award a number of shares with a fair market value equal to such withholding liability or (iii) by such other method as the Committee may permit in accordance with applicable law. 1 # of shares = ($ Additional Bonus amount x 60%)/$ Closing price of GRBK on day prior to Grant Date; rounded down to the nearest whole share. 1 4824-6324-2633 v4

6. Nontransferability. Except as otherwise provided in the Plan, the Stock Bonus Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. 7. Representations and Warranties of Participant. The Participant represents and warrants to the Company that: (a) Agrees to Terms of the Plan. The Participant has received a copy of the Plan and has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. The Participant acknowledges that there may be adverse tax consequences upon the grant of the Stock Bonus Award or disposition of such shares of Common Stock and that the Participant should consult a tax adviser prior to such time. (b) Cooperation. The Participant agrees to sign such additional documentation as may reasonably be required from time to time by the Company to effectuate the transfer of the Common Stock underlying the Stock Bonus Award or as otherwise contemplated by this Agreement or the Plan. 8. Governing Law; Modification. This Agreement shall be governed by the laws of the State of Delaware without regard to the conflict of law principles. The terms of this Agreement may not be modified or waived except in writing signed by both parties that expressly refers to the term being waived or modified. 9. Plan. The terms and provisions of the Plan are incorporated herein by this reference and the Participant hereby, acknowledges receiving the copy of the Plan. Except as otherwise specifically provided herein, this Award shall be subject to all of the terms of the Plan. If the provisions of this Agreement conflict with the discretionary terms of the Plan, the Agreement shall govern and control. 10. Counterparts/Facsimile. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies or other reproduction of the parties’ signatures shall have the same force and effect as original signatures. [Signature Page Next] 2 4824-6324-2633 v4

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written. GREEN BRICK PARTNERS, INC. By: /s/ James R. Brickman Name: James R. Brickman Title: Chief Executive Officer PARTICIPANT /s/ Summer Loveland Name: Summer Loveland [Signature Page to Stock Bonus Award Agreement (Loveland)]

GREEN BRICK PARTNERS, INC. 2014 OMNIBUS EQUITY INCENTIVE PLAN WITHHOLDING ELECTION FORM RETURN TO: Green Brick Partners, Inc. 2805 North Dallas Parkway, Suite 400 Plano, Texas 75093 Attention: Chief Financial Officer This Withholding Election Form must be received no later than by 5:00 pm Central Time on March 12, 2019. 1. Stock Bonus Award. The undersigned has been awarded a Stock Bonus Award consisting of fully vested shares of Common Stock, which will be issued on March 12, 2019 (the “Stock Bonus Award”). The undersigned is required to pay to the Company the amount of any required withholding taxes (the “Withholding Obligation”) in respect of such Stock Bonus Award. 2. Withholding Election. The undersigned hereby elects to satisfy such Withholding Obligation in respect of the Stock Bonus Award as follows (check one): [ ] Cash: The undersigned must make a check payable to “Green Brick Partners, Inc.” for the amount of the Withholding Obligation, which check must be received by the Chief Financial Officer no later than by 5:00 pm Central Time on March 12, 2019. [X] Share Withholding: The Company will reduce the number of shares of Common Stock that would have been issued pursuant to the Stock Bonus Award by a number of shares with a Fair Market Value equal to such Withholding Obligation. In the absence of an affirmative election, the Company will use Share Withholding for the Withholding Obligation. 3. Capitalized terms used but not otherwise defined in this Withholding Election Form shall have the meanings ascribed to such terms in the Green Brick Partners, Inc. 2014 Omnibus Equity Incentive Plan. 4. Any election made pursuant to this Withholding Election Form shall be irrevocable as of the time made. 4824-6324-2633 v4

Acknowledged and agreed: _____________________________ Name: Summer Loveland Date: [Signature Page to Withholding Election Form (Loveland)] 4824-6324-2633 v4